STRATEGIC GLOBAL INCOME FUND, INC.                         SEMIANNUAL REPORT

                                                              July 15, 1998

Dear Shareholder,

We are pleased to present you with the semiannual report for the Strategic Global Income Fund, Inc. (the "Fund") for the six-month period ended May 31, 1998.

                    STRATEGIC GLOBAL
                    INCOME FUND, INC.
                    FUND PROFILE

                    -- GOAL:
                        High current income; secondarily capital appreciation

                    -- PORTFOLIO MANAGER:
                       Stuart Waugh,   Mitchell Hutchins  Asset Management Inc.

                    -- TOTAL NET ASSETS:
                       $292.5 million as of May 31, 1998

                    -- DIVIDEND PAYMENTS:
                       Monthly

GENERAL MARKET OVERVIEW

Developed global bond markets, as measured by the Salomon Brothers World Government Bond Indices, returned 2.33% unhedged and 5.55% hedged into U.S. dollars. As measured by the Salomon Brothers Treasury Index, U.S. Treasurys returned 4.12%. Currency changes exerted a mildly positive impact on the performance of European markets and a negative impact on returns of Australian, Canadian and Japanese bonds.

Emerging market debt, as reflected in the JP Morgan EMBI+, gained 5.38% for the period. After a strong start, performance slipped as concerns grew over the depth of economic contraction in Asia and its consequences for the creditworthiness of emerging-market issuers. Russian debt lost 9.9% in May as capital exited the local Treasury bill market, causing a decline in foreign reserves.


                                        STRATEGIC GLOBAL
                                        INCOME FUND, INC.

                                        CURRENCY EXPOSURE AS PERCENT
                                        OF NET ASSETS, MAY 31, 1998*

                                        U.S.-DOLLAR DENOMINATED      59.6%
                                        FOREIGN CURRENCY UNHEDGED    33.5%
                                        FOREIGN CURRENCY HEDGED       6.9%

                                        *Positions subject to change


PORTFOLIO REVIEW

PERFORMANCE--

For the six-month period ended May 31, 1998, the Fund (symbol: SGL) returned 3.78% based on changes in the Fund's net asset value (assuming, for illustration only, that dividends were reinvested at the net asset value on the payable dates) and 8.49% based on changes in its share price on the New York Stock Exchange (assuming dividends were reinvested under the Dividend Reinvestment Plan).

At May 31, 1998 the Fund's net asset value per share was $13.66, while its share price on the New York Stock Exchange was $12.06. During the six-month period ended May 31, 1998, the Fund paid dividends totaling $0.54 per share, or approximately nine cents per share per month.

PORTFOLIO HIGHLIGHTS--

We reduced the Fund's exposure to noninvestment-grade, emerging-market debt from about 20% to 17% by eliminating positions in Brazil and Panama and reducing holdings in Bulgaria and Venezuela. As of May 31, 1998, the Fund still had positions in Mexico (9.5% of net assets), Morocco (3.0%), Venezuela (2.2%), Russia (1.6%) and Bulgaria (1.1%).

We maintained the Fund's strategy in developed markets throughout the period. In the U.S. our exposure consisted primarily of intermediate-maturity Treasury and investment-grade bonds. We avoided longer maturity bonds since they offered historically low risk premiums.

The Fund remained underweighted in Europe relative to the indices. We concentrated holdings in intermediate maturities of Germany, Holland and the United Kingdom, and maintained neutral duration in these core markets. German and Dutch bonds performed about the same as the indices. U.K. gilts lagged as the Bank of England raised short-term interest rates amid reports of wage gains, strong credit demand and strong housing.

SEMIANNUAL REPORT



                                        STRATEGIC GLOBAL INCOME FUND, INC.

                                        ASSET ALLOCATION AS PERCENT
                                        OF NET ASSETS, MAY 31, 1998*

                                        INVESTMENT GRADE DEBT         74.5%
                                        NONINVESTMENT GRADE DEBT      17.4%
                                        CASH AND CASH EQUIVALENTS      6.3%
                                        NET INTEREST RECEIVABLE        1.8%

                                        *Allocations subject to change



GOING FORWARD

The Asian crisis is now clearly impacting the U.S.: net exports subtracted more than 2% from first quarter gross domestic product. There seems little reason for the Federal Reserve to change policy, and we do not expect to change our strategy in the U.S. As investors gain confidence that conditions remain favorable for bonds, we believe they will seek longer-maturity securities to get higher returns, and the intermediate sector of the U.S. market thus will outperform.

Because European monetary policies have kept interest rates low for so long, we believe the new European Central Bank is unlikely to allow rates to go any lower. Monetary policy should favor a stable currency and we have increased the Fund's European currency exposure (excluding U.K. sterling) to around 27% of net assets at May 31, 1998. While we may vary this exposure depending on macro-economic developments and technical analysis, we generally favor European currencies.

We hope to take advantage of volatility in emerging market debt to add to existing holdings and build new positions in Mexico and Poland, which have stable or improving credit profiles.

NEW DISTRIBUTION POLICY

On May 13, 1998 the Fund's Board of Director adopted a managed distribution policy, which means that the Fund will make regular monthly distributions at an annualized rate equal to 8% of the Fund's net asset value, determined on the last trading day during the first week of the month (usually a Friday, unless the New York Stock Exchange is closed that Friday). The $0.0923 dividend declared on May 13 was the first distribution declared under this policy. Previously the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses. Under the new policy, distributions will be set annually by the Fund's Board. To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute that excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

Monthly distributions based on a fixed percentage of the Fund's net asset value may require the fund to make multiple distributions of long-term capital gains during a single fiscal year, and the Fund intends to apply to the Securities and Exchange Commission to enable this change.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

For a quarterly FUND PROFILE on the Strategic Global Income Fund, Inc. or a fund in the PaineWebber Family of Funds,1 please contact your investment executive.

Sincerely,

/s/ MARGO ALEXANDER     /s/ STUART WAUGH
---------------------   -----------------------------------------------------
MARGO ALEXANDER         STUART WAUGH

President               Managing Director,
Mitchell Hutchins       Mitchell Hutchins Asset Management Inc.
Asset Management Inc.   Portfolio Manager, Strategic Global Income Fund, Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended May 31, 1998, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS                                 MAY 31, 1998(UNAUDITED)

  PRINCIPAL
   AMOUNT                                               MATURITY             INTEREST
   (000)*                                                DATES                 RATES              VALUE
-------------                                     --------------------   -----------------    -------------

LONG-TERM DEBT SECURITIES--87.33%
BULGARIA--1.12%
  US$   5,000    Republic of Bulgaria, FLIRB...         07/28/12                2.250%#       $   3,287,500
                                                                                              -------------
CHILE--0.64%
  US$   1,850    Empresa Nacional de
                   Electricidad, S.A...........         02/01/37                7.325             1,859,918
                                                                                              -------------
GERMANY--6.36%
       29,098    Federal Republic of Germany...   09/20/01 to 11/11/04    7.125 to 8.250         18,602,511
                                                                                              -------------
GREECE--1.60%
    1,441,200    Republic of Hellenic..........   03/21/00 to 03/21/02    9.200 to 9.800          4,691,506
                                                                                              -------------
HUNGARY--1.60%
      993,990    Government of Hungary.........   02/12/00 to 08/24/00   16.000 to 18.500         4,695,043
                                                                                              -------------
ITALY--1.45%
    6,295,000    Republic of Italy.............         04/01/04                8.500             4,227,215
                                                                                              -------------
JAPAN--2.72%
  US$   2,330    Sony Corporation(1)...........         03/04/03                6.125             2,336,177
  US$   5,500    Nomura Asset Securities
                   Corporation.................         03/15/30                6.590             5,625,469
                                                                                              -------------
                                                                                                  7,961,646
                                                                                              -------------
MEXICO--9.52%
  US$   2,536    Coca-Cola Femsa, S.A. de
                   C.V.........................         11/01/06                8.950             2,627,930
  US$   4,375    Mexican Multi Year Refinance
                   Loan Participation (Salomon
                   Brothers)(2)(6).............         03/20/05                6.625+            3,994,944
  US$  10,300    United Mexican States(1)......   01/15/07 to 09/15/16    8.625 to 11.375        10,723,156
  US$   8,787    United Mexican States,
                   DISC(3).....................         12/31/19          6.477 to 6.594+         8,012,689
  US$   3,000    United Mexican States,
                   PAR(4)......................         12/31/19                6.250             2,497,500
                                                                                              -------------
                                                                                                 27,856,219
                                                                                              -------------
MOROCCO--3.05%
  US$   5,255    Kingdom of Morocco Loan
                   Participation, Tranche A (JP
                   Morgan)(2)(6)...............         01/01/09                6.563+            4,568,592
  US$   5,000    Kingdom of Morocco Loan
                   Participation, Tranche A
                   (Salomon Brothers)(2)(6)....         01/01/09                6.563+            4,346,900
                                                                                              -------------
                                                                                                  8,915,492
                                                                                              -------------
NETHERLANDS--3.95%
       20,910    Government of Netherlands.....   09/15/01 to 01/15/06    6.000 to 8.750         11,545,205
                                                                                              -------------
NEW ZEALAND--1.90%
        9,423    Government of New
                   Zealand(1)..................         03/15/02               10.000             5,567,078
                                                                                              -------------
POLAND--7.20%
  US$   3,650    Republic of Poland, PAR.......         10/27/24                3.000#            2,372,500
  US$   9,350    Republic of Poland, PDI.......         10/27/14                4.000#            8,432,578
       12,420    Republic of Poland............         02/12/00               14.000             3,211,198
       30,011    Republic of Poland(6).........         02/12/03               12.000             7,041,873
                                                                                              -------------
                                                                                                 21,058,149
                                                                                              -------------

STRATEGIC GLOBAL INCOME FUND, INC.

  PRINCIPAL
   AMOUNT                                               MATURITY             INTEREST
   (000)*                                                DATES                 RATES              VALUE
-------------                                     --------------------   -----------------    -------------


LONG-TERM DEBT SECURITIES--(CONCLUDED)

RUSSIA--1.64%
  US$   8,420    Russian Principal Loan (Chase
                   Manhattan Bank)(2)(6).......         12/15/20                6.719%+       $   4,715,200
  US$     147    Russian IAN...................         12/15/15                6.719+               96,013
                                                                                              -------------
                                                                                                  4,811,213
                                                                                              -------------
SPAIN--1.50%
      584,180    Government of Spain...........         03/25/00               12.250             4,379,724
                                                                                              -------------
SWEDEN--2.34%
       43,500    Kingdom of Sweden.............   06/15/01 to 05/05/03   10.250 to 13.000         6,844,585
                                                                                              -------------
UNITED KINGDOM--11.00%
       16,846    United Kingdom Gilt...........   07/14/00 to 12/07/15    8.000 to 13.000        32,177,472
                                                                                              -------------
UNITED STATES--27.55%
    NZD 2,325    Federal National Mortgage
                   Association.................         06/20/02                7.250             1,239,387
        6,000    Ford Motor Credit
                   Corporation.................         09/10/02                6.550             6,091,242
        6,000    General Motors Acceptance
                   Corporation.................         01/22/03                5.875             5,938,278
        3,000    Philip Morris Companies
                   Incorporated................         07/15/05                7.000             3,094,713
        6,300    U.S. Treasury Inflation Index
                   Bonds.......................         04/15/28                3.625             6,270,472
       55,420    U.S. Treasury Notes(1)........   08/15/99 to 02/15/08    5.500 to 8.000         57,946,673
                                                                                              -------------
                                                                                                 80,580,765
                                                                                              -------------
VENEZUELA--2.19%
  US$   2,808    Republic of Venezuela.........         09/15/27                9.250             2,360,489
  US$   4,825    Republic of Venezuela,
                   PAR(1)(5)...................         03/31/20                6.750             4,034,906
                                                                                              -------------
                                                                                                  6,395,395
                                                                                              -------------
Total Long-Term Debt Securities
  (cost--$254,819,656).........................                                                 255,456,636
                                                                                              -------------

SHORT-TERM SECURITIES--3.37%
NORWAY--1.12%
       24,165    Kingdom of Norway.............         01/31/99                9.000             3,287,487
                                                                                              -------------
GRAND CAYMAN--2.25%
  JPY 911,812    State Street Bank Time
                   Deposit.....................         06/29/98                0.450             6,583,479
                                                                                              -------------
Total Short-term Securities
  (cost--$9,954,388)...........................                                                   9,870,966
                                                                                              -------------

STRATEGIC GLOBAL INCOME FUND, INC.

  PRINCIPAL
   AMOUNT                                               MATURITY             INTEREST
    (000)                                                 DATE                 RATE               VALUE
-------------                                     --------------------   -----------------    -------------
REPURCHASE AGREEMENTS--6.69%
  $     9,000    Repurchase Agreement dated
                   5/29/98 with Dresdner Bank
                   AG, collateralized by
                   $8,030,000 U.S. Treasury
                   Bonds, 8.750% due 11/15/08
                   (value $9,180,699);
                   proceeds: $9,004,140........         06/01/98                5.520%        $   9,000,000
       10,562    Repurchase Agreement dated
                   5/29/98 with First Chicago
                   Corp., collateralized by
                   $10,460,000 U.S. Treasury
                   Notes, 6.375% due 03/31/01
                   (value $10,773,800);
                   proceeds: $10,566,876.......         06/01/98                5.540            10,562,000
                                                                                              -------------
Total Repurchase Agreements
  (cost--$19,562,000)..........................                                                  19,562,000
                                                                                              -------------
Total Investments
  (cost--$284,336,044)--97.39%.................                                                 284,889,602
Other assets in excess of liabilities--2.61%...                                                   7,624,434
                                                                                              -------------
Net Assets--100.00%............................                                               $ 292,514,036
                                                                                              -------------
                                                                                              -------------

-----------------

Note: The Portfolio of Investments is listed by the issuer's country of origin

*    In local currency unless otherwise indicated

DISC Discount Bond

FLIRB Front-loaded Interest Reduction Bond

IAN  Interest Accrual Note

JPY  Japanese Yen

NZD  New Zealand Dollars

PAR  Par Bond

PDI  Past Due Interest Bond

+    Reflects rate at May 31, 1998 on variable coupon rate instrument

#    Reflects rate at May 31, 1998 on step up coupon rate instrument

(1)   Security, or portion thereof, was on loan at May 31, 1998

(2) Participation interest was acquired through the financial institution indicated parenthetically

(3) With an additional 12,826,000 recoverable rights attached maturing on 06/30/03 with no market value

(4) With an additional 3,000,000 recoverable rights attached maturing on 06/30/03 with no market value

(5) With an additional 24,125 oil warrants attached expiring on 04/15/20 with no market value

(6)   Illiquid securities representing 8.43% of net assets

STRATEGIC GLOBAL INCOME FUND, INC.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                    UNREALIZED
                                       CONTRACTS TO           IN EXCHANGE           MATURITY       APPRECIATION
                                          DELIVER                 FOR                 DATES        (DEPRECIATION)
                                      ---------------    ---------------------    -------------    -------------
                                                                                   07/13/98 to
     British Pounds................        7,490,000           US$  12,289,619      08/06/98       $     80,198
     British Pounds................        5,260,000           US$   8,589,054      07/27/98             18,025
     British Pounds................        5,146,500           US$   8,607,161      07/01/98            204,879
     Netherlands Guilders..........        8,000,000           US$   3,921,569      09/28/98            (56,429)
     German Deutschemarks..........       27,450,000           US$  14,935,524      06/02/98           (448,660)
                                                                                   06/15/98 to
     German Deutschemarks..........       19,802,211           US$  11,106,034      10/02/98              8,006
     German Deutschemarks..........        7,045,000           US$   3,955,865      06/15/98              7,538
     German Deutschemarks..........        6,263,000           US$   3,447,080      06/25/98            (62,980)
                                                                                   06/08/98 to
     New Zealand Dollars...........        8,465,000           US$   4,727,345      06/22/98            197,803
     Polish Zloties................       12,700,195           US$   3,535,000      08/28/98             37,893
     Swedish Kronas................       50,000,000           US$   6,443,299      07/17/98             55,062
                                                                                   06/02/98 to
     U.S. Dollars..................       28,328,786            DEM 50,577,145      06/26/98             33,516
                                                                                   06/15/98 to
     U.S. Dollars..................       11,056,374            DEM 19,802,211      10/02/98             41,654
     U.S. Dollars..................        9,934,055            DEM 17,625,000      06/15/98            (51,738)
     U.S. Dollars..................        3,511,059            DEM  6,263,000      06/25/98               (999)
     U.S. Dollars..................        3,991,049           GBP   2,446,500      07/01/98              6,291
     U.S. Dollars..................        4,021,919           NLG   8,000,000      09/28/98            (43,921)
                                                                                                   -------------
                                                                                                   $     26,138
                                                                                                   -------------
                                                                                                   -------------

-----------------

CURRENCY TYPE ABBREVIATIONS:

DEM--German Deutschemarks

GBP--British Pounds

NLG--Netherlands Guilders

INVESTMENTS BY TYPE OF ISSUER

                                                                PERCENTAGE OF NET
                                                                      ASSETS
                                                              ----------------------
                                                              LONG-TERM   SHORT-TERM
                                                              ---------   ----------
Government and other public issuers.........................    79.83%       1.12%
Repurchase agreements.......................................    --           6.69
Other.......................................................     7.50        2.25
                                                              ---------     -----
                                                                87.33%      10.06%
                                                              ---------     -----
                                                              ---------     -----

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                      MAY 31, 1998(UNAUDITED)

ASSETS:
Investments in securities, at value (cost--$284,336,044)....  $ 284,889,602
Investments of cash collateral for securities loaned, at
  value (cost--$33,133,544).................................     33,133,544
Cash........................................................         10,546
Interest receivable.........................................      6,836,558
Receivables for investments and foreign currency sold.......      6,720,268
Unrealized appreciation on forward foreign currency
  contracts.................................................        690,865
Receivable for foreign taxes withheld.......................        254,318
Other assets................................................         47,710
                                                              -------------
Total assets................................................    332,583,411
                                                              -------------

LIABILITIES:
Collateral for securities loaned............................     33,133,544
Payables for investments and foreign currency purchased.....      5,700,191
Unrealized depreciation on forward foreign currency
  contracts.................................................        664,727
Payable to affiliates.......................................        259,019
Accrued expenses and other liabilities......................        311,894
                                                              -------------
Total liabilities...........................................     40,069,375
                                                              -------------

NET ASSETS:
Capital stock--$0.001 par value; total authorized
  shares--100,000,000; 21,407,128 shares issued and
  outstanding...............................................    296,201,007
Distributions in excess of net investment income............     (3,654,897)
Accumulated net realized losses from investment and foreign
  currency transactions.....................................       (455,456)
Net unrealized appreciation of investments, other assets,
  liabilities and forward contracts denominated in foreign
  currencies................................................        423,382
                                                              -------------
Net assets..................................................  $ 292,514,036
                                                              -------------
                                                              -------------
Net asset value per share...................................         $13.66
                                                              -------------
                                                              -------------

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF OPERATIONS

                                                               FOR THE SIX
                                                                  MONTHS
                                                                  ENDED
                                                               MAY 31, 1998
                                                               (UNAUDITED)
                                                               ------------
INVESTMENT INCOME:
Interest....................................................   $11,749,282
                                                               ------------

EXPENSES:
Investment advisory and administration......................     1,473,376
Custody and accounting......................................       123,174
Reports and notices to shareholders.........................        47,975
Legal and audit fees........................................        41,675
Transfer agency fees........................................        15,941
Directors' fees.............................................         5,250
Other expenses..............................................        20,521
                                                               ------------
                                                                 1,727,912
                                                               ------------
NET INVESTMENT INCOME.......................................    10,021,370
                                                               ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  ACTIVITIES:
Net realized gains (losses) from:
    Investment transactions.................................     1,618,106
    Foreign currency transactions...........................    (1,369,167)
Net change in unrealized appreciation/depreciation of:
    Investments.............................................     1,158,802
    Other assets, liabilities and forward contracts
    denominated in foreign currencies.......................      (394,089)
                                                               ------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  ACTIVITIES................................................     1,013,652
                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $11,035,022
                                                               ------------
                                                               ------------

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE SIX MONTHS
                                                           ENDED               FOR THE YEAR
                                                        MAY 31, 1998              ENDED
                                                        (UNAUDITED)         NOVEMBER 30, 1997
                                                    --------------------   --------------------
FROM OPERATIONS:
Net investment income.............................       $10,021,370            $23,274,230
Net realized gains from investment transactions...         1,618,106             15,899,310
Net realized losses from foreign currency
  transactions....................................        (1,369,167)            (3,753,279)
Net change in unrealized appreciation/depreciation
  of:
  Investments.....................................         1,158,802            (21,692,914)
  Other assets, liabilities and forward contracts
  denominated in foreign currencies...............          (394,089)             1,850,210
                                                    --------------------   --------------------
Net increase in net assets resulting from
  operations......................................        11,035,022             15,577,557
                                                    --------------------   --------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................       (11,555,567)           (20,467,355)
Net realized gains from investment transactions...        (7,334,082)            (3,455,110)
                                                    --------------------   --------------------
                                                         (18,889,649)           (23,922,465)
                                                    --------------------   --------------------
Net decrease in net assets........................        (7,854,627)            (8,344,908)

NET ASSETS:
Beginning of period...............................       300,368,663            308,713,571
                                                    --------------------   --------------------
End of period.....................................       $292,514,036           $300,368,663
                                                    --------------------   --------------------
                                                    --------------------   --------------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Strategic Global Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and the investment adviser and administrator of the Fund. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation (other than short-term debt instruments that mature in sixty days or less). The amortized cost method of valuation generally is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted and/or illiquid securities subject to limitations as to their sale) are valued at fair value as determined in good faith under the direction of the Fund's board of directors ("board"). All investments quoted in foreign currencies will be valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

  Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events occur materially affecting the value of such securities or currency exchange rates during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

  REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

  Although the net assets and the market value of the Fund are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

  FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to enhance income, in connection with planned purchases or sales of securities and to hedge the value of portfolio securities denominated in a particular currency.

  The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked to market daily.

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets. At May 31, 1998, the Fund owed Mitchell Hutchins $250,560 in investment advisory and administration fees.

SECURITY LENDING

  The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended May 31, 1998, PaineWebber earned $20,083 as the Fund's lending agent. At May 31, 1998, the Fund owed PaineWebber $8,459 for security lending fees.

  As of May 31, 1998, the Fund's custodian held cash and cash equivalents having an aggregate value of $33,133,544 as collateral for portfolio securities loaned having a market value of $31,042,612.

  As of May 31, 1998 the Fund invested the above cash collateral in the following Money Market Funds and Repurchase Agreements:

   NUMBER OF
    SHARES/
   PRINCIPAL
     AMOUNT
  ------------

        97,269 Liquid Assets Portfolio.....................................  $     97,269
       126,775 Prime Portfolio.............................................       126,775
           500 TempFund Portfolio..........................................           500
    12,909,000 Morgan (J.P.) & Company Incorporated Repurchase Agreement,
                 5.460%, due 06/01/98, (collateralized by $13,168,000 U.S.     12,909,000
                 Treasury Notes, 4.750% due 10/31/98, value $13,168,000)...
    10,000,000 Societe Generale Repurchase Agreement, 5.550%, due 06/01/98,
                 (collateralized by $10,025,000 U.S. Treasury Notes, 5.875%    10,000,000
                 due 11/15/05, value $10,200,438)..........................
    10,000,000 Union Bank Switzerland, Incorporated Repurchase Agreement,
                 5.550%, due 06/01/98, (collateralized by $8,700,000 U.S.      10,000,000
                 Treasury Bonds, 7.125% due 02/15/23, value $10,200,750)...
                                                                             ------------
                                                                             $ 33,133,544
                                                                             ------------
                                                                             ------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at May 31, 1998, was substantially the same as the cost of securities for financial statement purposes.

  At May 31, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value
  over cost)................................................  $  7,188,475
Gross depreciation (investments having an excess of cost
  over value)...............................................    (6,634,917)
                                                              ------------
Net unrealized appreciation of investments..................  $    553,558
                                                              ------------
                                                              ------------

  For the six months ended May 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $172,709,268 and $149,178,670, respectively.

CAPITAL STOCK

  There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 21,407,128 shares outstanding at May 31, 1998, Mitchell Hutchins owned 9,442 shares.

FEDERAL TAX STATUS

  The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

STRATEGIC GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                          FOR THE SIX MONTHS
                                                 ENDED                     FOR THE YEARS ENDED NOVEMBER 30,
                                             MAY 31, 1998      ---------------------------------------------------------
                                              (UNAUDITED)        1997        1996        1995        1994        1993
                                          -------------------  ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period....       $   14.03       $  14.42    $  13.41    $  13.07    $  14.92    $  13.47
                                                  ------       ---------   ---------   ---------   ---------   ---------
Net investment income...................            0.47           1.09        1.12        1.19        1.08        1.12
Net realized and unrealized gains
 (losses) from investments and foreign
 currency...............................            0.04          (0.36)       1.12        0.27       (1.80)       1.51
                                                  ------       ---------   ---------   ---------   ---------   ---------
Net increase (decrease) from investment
 operations.............................            0.51           0.73        2.24        1.46       (0.72)       2.63
                                                  ------       ---------   ---------   ---------   ---------   ---------
Dividends from net investment income....           (0.54)         (0.96)      (1.19)      (1.12)      (0.82)      (1.12)
Distributions from net realized gains
 from investment and foreign currency
 transactions...........................           (0.34)         (0.16)      (0.04)      --          (0.15)      (0.06)
Distribution from paid in capital.......          --              --          --          --          (0.16)      --
                                                  ------       ---------   ---------   ---------   ---------   ---------
Total dividends and distributions to
 shareholders...........................           (0.88)         (1.12)      (1.23)      (1.12)      (1.13)      (1.18)
                                                  ------       ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........       $   13.66       $  14.03    $  14.42    $  13.41    $  13.07    $  14.92
                                                  ------       ---------   ---------   ---------   ---------   ---------
                                                  ------       ---------   ---------   ---------   ---------   ---------
Market value, end of period.............       $   12.06       $  11.94    $  12.25    $  11.25    $  11.13    $  14.25
                                                  ------       ---------   ---------   ---------   ---------   ---------
                                                  ------       ---------   ---------   ---------   ---------   ---------
Total investment return(1)..............            8.49%          6.67%      20.80%      11.81%     (14.53)%     19.92%
                                                  ------       ---------   ---------   ---------   ---------   ---------
                                                  ------       ---------   ---------   ---------   ---------   ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).......       $292,514        $300,369     $308,714    $287,159    $279,773    $319,496
Expenses to average net assets..........            1.17%*         1.20%       1.21%       1.24%       1.27%       1.58%**
Net investment income to average net
 assets.................................            6.80%*         7.63%       8.14%       9.20%       8.01%       7.81%**
Portfolio turnover rate.................              51%           134%        111%        121%         82%        111%

-----------------

*  Annualized

** Includes 0.31% of interest expense relating to reverse repurchase agreement transactions entered into during the fiscal year.

(1) Total investment return is calculated assuming a purchase at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Fund's Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION(UNAUDITED)

THE FUND

  Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is a secondary objective in the selection of investments. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., an asset management subsidiary of PaineWebber Incorporated, which has approximately $53 billion in assets under management as of June 30, 1998.

SHAREHOLDER INFORMATION

  The Fund's NYSE trading symbol is "SGL". Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as numerous other newspapers.

  An annual meeting of shareholders of the Fund was held on March 19, 1998. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, and Carl W. Schafer, were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and Ernst & Young LLP was ratified as independent auditors for the Fund for the fiscal year ended November 30, 1998.

PROPOSAL 1

                                                                                                       SHARES           SHARES
                                                                                                       VOTED           WITHHOLD
                                                                                                        FOR           AUTHORITY
                                                                                                  ----------------  --------------
1. To vote for or against the election of:
Margo N. Alexander..............................................................................        19,771,896         749,969
Richard Q. Armstrong............................................................................        19,771,896         749,967
E. Garrett Bewkes, Jr...........................................................................        19,769,760         752,100
Richard R. Burt.................................................................................        19,772,896         748,964
Mary C. Farrell.................................................................................        19,772,549         749,311
Meyer Feldberg..................................................................................        19,772,560         749,300
George W. Gowen.................................................................................        19,772,640         749,400
Frederic V. Malek...............................................................................        19,769,896         751,964
Carl W. Schafer.................................................................................        19,770,896         750,964

PROPOSAL 2

                                                                                      SHARES           SHARES          SHARES
                                                                                      VOTED           WITHHOLD         VOTED
                                                                                       FOR           AUTHORITY        AGAINST
                                                                                 ----------------  --------------  --------------
2. Ratification of the selection of Ernst & Young LLP as independent auditors
   for the fiscal year ending November 30, 1998................................        19,899,839         147,734         474,287

(Broker non-votes and abstentions are included within the "Shares Withhold Authority" totals.)

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION-(CONCLUDED)

DIVIDEND REINVESTMENT PLAN

  The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

  A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

  Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

  Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

DIRECTORS

E. Garrett Bewkes, Jr.             Mary C. Farrell
CHAIRMAN
                                   Meyer Feldberg
Margo N. Alexander
                                   George W. Gowen
Richard Q. Armstrong
                                   Frederic V. Malek
Richard R. Burt
                                   Carl W. Schafer

PRINCIPAL OFFICERS

Margo N. Alexander                 Paul H. Schubert
PRESIDENT                          VICE PRESIDENT AND TREASURER

Victoria E. Schonfeld              Stuart Waugh
VICE PRESIDENT                     VICE PRESIDENT

Dianne E. O'Donnell                Dennis McCauley
VICE PRESIDENT AND SECRETARY       VICE PRESIDENT


INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                                        MAY 31, 1998








                                        ----------------------------------------

                                        STRATEGIC
                                        GLOBAL
                                        INCOME
                                        FUND, INC.



                                        SEMIANNUAL REPORT









          PAINEWEBBER
-C-1998 PaineWebber Incorporated
          Member SIPC